EXHIBIT E

                               ESCROW AGREEMENT

          THIS ESCROW AGREEMENT (this "Agreement") is made as of July 22, 2004, by and among Raser Technologies, Inc., a Utah corporation (the "Company"), the purchasers signatory hereto (each a "Purchaser" and together the "Purchasers"), and Feldman Weinstein LLP, with an address at 420 Lexington Avenue, New York, New York 10170-0002 (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement referred to in the first recital.

                             W I T N E S S E T H:

          WHEREAS, the Purchasers will be purchasing from the Company, severally and not jointly with the other Purchasers, in the aggregate, up to $7,000,000 in the aggregate, of the Principal Amount of the Preferred Stock (the "Preferred Stock") and the Warrants on the Closing Date as set forth in the Securities Purchase Agreement (the "Purchase Agreement") dated the date hereof between the Purchasers and the Company, which securities will be issued under the terms contained herein and in the Purchase Agreement; and

          WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth in Regulation D promulgated under the Securities Act of 1933, as amended; and

          WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the Subscription Amounts in escrow until the Escrow Agent has received the Release Notice in the form attached hereto from the Company and each Purchaser;

          NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                  ARTICLE 1
                             TERMS OF THE ESCROW

     1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of up to $7,000,000, in the aggregate, of the Preferred Stock and the Warrants as contemplated by the Purchase Agreement.

     1.2. Upon the Escrow Agent's receipt of the aggregate Subscription Amounts for the Closing into its master escrow account, together with executed counterparts of this Agreement, the Purchase Agreement and the Registration Rights Agreement, it shall telephonically advise the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its master escrow account.

     1.3. Wire transfers to the Escrow Agent shall be made as follows:

          STERLING NATIONAL BANK
          622 3RD AVENUE
          NEW YORK, NY 10017
          ACCOUNT NAME:  FELDMAN WEINSTEIN LLP
          ABA ROUTING NO: 026007773
          ACCT NO: 0814180101
          REMARK:  RSTG/[FUND NAME]

     1.4 The Company, promptly following being advised by the Escrow Agent that the Escrow Agent has received the Subscription Amounts for the Closing along with facsimile copies of counterpart signature pages of the Purchase Agreement, Registration Rights Agreement and this Agreement from each Purchaser, shall deliver to the Escrow Agent the following:

          (a) certificates evidencing the Principal Amount of the Preferred Stock equal to each Purchaser's Subscription Amount, registered in the name of such Purchaser;

          (b) certificates representing the Warrants;

          (c) the Company's executed counterpart of the Purchase Agreement;

          (d) the Company's executed counterpart of the Registration Rights Agreement;

          (e) the executed opinion of Company Counsel, in the form of Exhibit D to the Purchase Agreement;

          (f) warrant(s) identical to the form of the Warrant registered in the name of vFinance Investments, Inc. (the "vFinance Warrant") and/or its designees, provided, however, the term shall be 60 months, the number of shares issuable thereunder shall be 10% of the aggregate number of Underlying Shares issuable pursuant to the Preferred Stock if converted in full ignoring for such purposes any limitations therein, the exercise price shall equal the exercise price of the Warrants and shall contain piggy-back registration rights on the Registration Statement; and

          (g) the Company's original executed counterpart of this Escrow Agreement.

     1.5 In the event that the foregoing items are not in the Escrow Agent's possession within five (5) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Subscription Amount for the Closing, then each Purchaser shall have the right to demand the return of their portion of the Subscription Amount.

     1.6 Once the Escrow Agent receives a Release Notice in the form attached hereto as Exhibit X (the "Release Notice") executed by the Company and each Purchaser (i) it shall wire 90% of the aggregate Subscription Amounts of the first $2,000,000 received to the Company's account listed in Section 1.7 below, net of $15,000 per the instructions of vFinance Investments, Inc. ("vFinance") and the remaining 10% of the aggregate Subscription Amounts of the first $2,000,000 received per the written instruction of vFinance as in connection with the transaction described herein and (ii) it shall wire 93% of the aggregate Subscription Amounts of the balance of any Subscription Amounts received over $2,000,000 to the Company's account listed in Section 1.7 below and the remaining 7% of such Subscription Amounts per the written instruction of vFinance.

     1.7 Wire transfers to Company Counsel shall be made pursuant to written instructions from Company Counsel provided to the Escrow Agent on the Closing Date.

     1.8 Once the funds (as set forth above) have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the Purchase Agreement, the Preferred Stock, the Registration Rights Agreement, the Escrow Agreement, the vFinance Warrant and the opinion of counsel delivered to the appropriate parties.

                                  ARTICLE II
                                 MISCELLANEOUS

     2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

     2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

     2.3 This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

     2.4 This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

     2.5 Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

     2.6 The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.

     2.7 The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

     2.8 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

     2.9 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
     2.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

     2.11 The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent. The Escrow Agent has acted as legal counsel for vFinance Investments, Inc. ("vFinance"), and may continue to act as legal counsel for vFinance from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company and the other Investors consent to the Escrow Agent in such capacity as legal counsel for vFinance and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company and the Purchasers understand that vFinance and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

     2.12 The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

     2.13 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     2.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore

     2.15 The Company and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.
RASER TECHNOLOGIES, INC.


By: /s/ Kraig T. Higginson
Name: Kraig T. Higginson
Title: CEO


With a copy to (which shall not constitute notice):






ESCROW AGENT:


FELDMAN WEINSTEIN LLP


By: /s/ Robert F. Charron
Name: Robert F. Charron
Title: Authorized Signatory




[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

                [SIGNATURE PAGE OF PURCHASERS TO RSTG ESCROW]

Name of Investing Entity:
Signature of Authorized Signatory of Investing entity:
Name of Authorized Signatory:
Title of Authorized Signatory:


                    [SIGNATURE PAGE OF PURCHASERS FOLLOWS]

Exhibit X to
Escrow Agreement

                                RELEASE NOTICE

          The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of July , 2004, among Raser Technologies, Inc., the Purchasers signatory thereto and
Feldman Weinstein LLP, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Securities set forth in the Securities Purchase Agreement have been satisfied. The Company and the undersigned Purchaser hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Purchaser.

          This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

          IN WITNESS WHEREOF, the undersigned have caused this Release Notice
to be duly executed and delivered as of this   day of June, 2004.

RASER TECHNOLOGIES, INC.


By: /s/ Kraig T. Higginson
Name: Kraig T. Higginson
Title: CEO


                    [SIGNATURE PAGE OF PURCHASERS FOLLOWS]

                [SIGNATURE PAGE OF PURCHASERS TO RSTG RELEASE]


Name of Investing Entity:
Signature of Authorized Signatory of Investing entity:
Name of Authorized Signatory:
Title of Authorized Signatory:


                    [SIGNATURE PAGE OF PURCHASERS FOLLOWS]